                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 26, 2005
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                                 WHX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                            1-2394                  13-3768097
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(State or Other Jurisdiction            (Commission          (IRS Employer
 of Incorporation)                      File Number)         Identification No.)

   555 Theodore Fremd Avenue, Rye, New York                       10580
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (914) 925-4413
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                 110 East 59th Street, New York, New York 10022
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      /_/   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      /_/   Soliciting  material  pursuant to rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      /_/   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      /_/   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-(c))

Item 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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            On October 26, 2005, WHX CS Corp. ("CS"), a wholly-owned  subsidiary of WHX  Corporation  ("WHX"),  entered  into a  Stock  Purchase  Agreement  (the
"Agreement") by and between CS and Steel Partners II, L.P.  ("Steel").  Pursuant to the Agreement,  CS sold 1,000 shares of Series A Preferred  Stock,  par value
$0.01 per share (the "Shares"),  to Steel. Steel paid a purchase price of $5,100 per  share or an  aggregate  purchase  price of $5.1  million.  The  Shares  are required  to be  redeemed  by CS for $5.1  million  plus all  accrued and unpaid dividends  on October 26, 2006 or, at the sole option of the Board of  Directors of CS, on any earlier date.

            Warren G.  Lichtenstein,  Chairman  of the Board of WHX, is the sole managing member of the general partner of Steel.  Steel owns 5,029,793 shares of
WHX's Common Stock.  In addition,  Glen M. Kassan  (Director and Chief Executive
Officer of WHX),  John Quicke  (Director and Vice  President of WHX) and Jack L.
Howard and Josh Schector  (Directors  of WHX) are  employees of Steel  Partners,
Ltd., an affiliate of Steel.

Item 3.02       SALE OF UNREGISTERED SECURITIES

            On October  26,  2005,  CS sold the Shares to Steel  pursuant to the
Agreement.  Steel  paid a  purchase  price of $5,100  per share or an  aggregate purchase price of $5.1 million. The Shares are required to be redeemed by CS for
$5.1  million  plus all accrued and unpaid  dividends on October 26, 2006 or, at the sole option of the Board of Directors of CS, on any earlier  date.  The sale of the Shares was exempt from registration  under the Securities Act of 1933, as amended (the "Securities Act"),  pursuant to Section 4(2) of the Securities Act, as the transaction did not involve any public offering.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (d)       Exhibits

                4.1   Certificate of Designations,  Preferences and Other Rights
                      and Qualifications of Series A Preferred Stock

               10.1   Stock  Purchase  Agreement by and between WHX CS Corp. and
                      Steel Partners II, L.P., dated October 26, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WHX CORPORATION

Dated:  November 1, 2005                      By: /s/  Robert K. Hynes
                                                  ------------------------------
                                                  Name:  Robert K. Hynes
                                                  Title: Chief Financial Officer